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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported)         November 12, 2003
                                                   -----------------------------

                                  Veritec Inc.
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               (Exact Name of Registrant as Specified in Charter)


            Nevada                       000-15113              95-3954373
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(State or Other Jurisdiction of   (Commission File Number)     (IRS Employer
        Incorporation)                                       Identification No.)


     2445 Winnetka Avenue North, Golden Valley, MN                 55427
     ---------------------------------------------               ----------
       (Address of Principal Executive Offices)                  (Zip Code)


Registrant's telephone number, including area code         763.253.2670
                                                   -----------------------------



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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         The Company's Board of Directors appointed Lurie Besikof Lapidus & Company, LLP as new independent public accountants, effective November 6, 2003.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               VERITEC INC.



Date:  November 12, 2003                       By   /s/ Van Thuy Tran
                                                    ----------------------------
                                                    Van Thuy Tran
                                               Its  Chief Executive Officer






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